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                                                                    Exhibit 10.5

                                MEMBER AGREEMENT

                  MEMBER AGREEMENT, dated as of December 6, 2001 (this "AGREEMENT"), by and among Majestic Investor Holdings, LLC, a Delaware limited liability company (the "COMPANY"), Majestic Investor, LLC, a Delaware limited liability company and the sole member of the Company ("MAJESTIC INVESTOR"), The Majestic Star Casino, LLC, an Indiana limited liability company and the sole member of Majestic Investor ("MAJESTIC STAR"), and Barden Development Inc., an Indiana corporation and the sole member of Majestic Star ("BDI").

                  WHEREAS, Majestic Star currently has outstanding $130,000,000 aggregate principal amount of its 10 7/8% Senior Secured Notes due 2006, issued pursuant to an Indenture, dated as of June 18, 1999 (the "MAJESTIC STAR INDENTURE"), by and among Majestic Star, The Majestic Star Casino Capital Corp., and IBJ Whitehall Bank & Trust Company, as Trustee;

                  WHEREAS, pursuant to the Purchase Agreement, dated as of November 30, 2001 (the "PURCHASE AGREEMENT"), by and among the Company, Majestic Investor Capital Corp., a Delaware corporation ("CAPITAL," and together with the Company, the "ISSUERS"), Barden Nevada Gaming LLC, a Nevada limited liability company, Barden Mississippi Gaming, LLC, a Mississippi limited liability company, Barden Colorado Gaming, LLC, a Colorado limited liability company and Jefferies & Company, Inc., the Issuers propose to offer and sell $152,632,000 aggregate principal amount of the Issuers' 11.653% Senior Secured Notes due 2007 (the "NOTES"); and

                  WHEREAS, to facilitate the offering of the Notes, and for the benefit of each other and for the equal and ratable benefit of the holders of the Notes, the parties hereto wish to set forth their agreement concerning (i) the payment by Majestic Star of certain dividends and other distributions and
(ii) the contribution by Majestic Star of an aggregate of $5,000,000 in cash, either directly or through an affiliated entity, to the Company.

                  NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein without definition shall have the respective meanings set forth in the Majestic Star Indenture.

         2. AGREEMENTS OF MAJESTIC STAR.

                  (a) Except as set forth in Section 2(b) below, prior to the date on which (i) Majestic Star, either individually or together with BDI, has contributed an aggregate total amount in cash of $5,000,000 to Majestic Investor (reduced by the aggregate amount of any cash contributions made to the Company by Majestic Star and
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BDI after the date hereof and prior to such date) and (ii) Majestic Investor has contributed such cash to the Company (such date, the "CONTRIBUTION DATE"), Majestic Star shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (i) declare or pay any dividend or make any distribution on account of any Equity Interests of Majestic Star or any of its Subsidiaries (other than (A) dividends or distributions payable in Equity Interests (other than Disqualified Capital Stock) of Majestic Star or
                           (B) amounts payable to Majestic Star or any Restricted Subsidiary); or

                  (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interest of Majestic Star, or any other Affiliate (other than any Restricted Subsidiary) of Majestic Star (other than any such Equity Interest owned by Majestic Star or any Restricted Subsidiary);

                  (all such payments and other actions set forth in clauses (i) and (ii) above being collectively referred to as "MAJESTIC STAR RESTRICTED PAYMENTS").

                  (b) Notwithstanding the foregoing, and subject to the terms and conditions of the Majestic Star Indenture, Majestic Star shall not be prohibited from:

                  (i) the redemption, purchase, retirement or other acquisition of any Equity Interests of Majestic Star or Indebtedness of Majestic Star or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary) of, other Equity Interests of Majestic Star (other than Disqualified Capital Stock);

                  (ii) with respect to each taxable year that Majestic Star qualifies as a Flow Through Entity, the payment of Permitted Tax Distributions;

                  (iii) the redemption, repurchase or payoff of any Indebtedness of Majestic Star or a Restricted Subsidiary with proceeds of any Refinancing Indebtedness permitted to be incurred pursuant to
                           Section 4.9(i) of the Majestic Star Indenture;

                  (iv) Restricted Payments required under the Management Agreement as in effect on June 18, 1999; provided, that the Interest Coverage Ratio for Majestic Star's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such payment is made would have been not less than 1.75 to 1.0, determined on a pro


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                           forma basis, as if such payment had been made during
                           such four-quarter period; or

                  (v) Any payments not prohibited by the Majestic Star Indenture and clauses (i) and (ii) of Section 2(a) above.

         3. AGREEMENTS OF BDI.

                  (a) Prior to the Contribution Date, BDI shall not, directly or indirectly:

                           (i) cause Majestic Star to make any Majestic Star Restricted Payments; or

                           (ii)     accept any Majestic Star Restricted
                                    Payments.

                  (b) Prior to the Contribution Date, from each sale of Equity Interests of Majestic Star (other than sales of Equity Interests to BDI), BDI shall contribute to the Company, directly or indirectly, the net proceeds therefrom (the "NET PROCEEDS") equal to the excess, if any, of (i) $5,000,000 over (ii) the sum of (A) the aggregate amount of any Net Proceeds contributed by BDI to Majestic Star (and subsequently contributed to the Company) after the date hereof and prior to such sale, and (B) the aggregate of any other amounts contributed by Majestic Star and BDI to Majestic Investor (and subsequently contributed to the Company) after the date hereof and prior to such sale.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Company, Majestic Investor, Majestic Star and BDI hereby represents and warrants that:

                  (a) Due Organization; Good Standing. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to conduct and carry on its business as currently conducted and to own and operate its properties and assets.

                  (b) Due Authorization; Power and Authority. It has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such party.

                  (c) Binding Agreement. This Agreement has been duly executed and delivered by, and is the legal, valid and binding obligation of, such party, enforceable against such party in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law).


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                  (d) Consents and Approvals. No permit, certificate,
authorization, approval, consent, license or order of, or filing, registration, declaration or qualification with, any government, governmental or regulatory agency or body (including, without limitation, any applicable gaming authority), court, arbitrator or self-regulatory organization, domestic or foreign (each, a "GOVERNMENTAL AUTHORITY"), or any other person (collectively, "CONSENTS") is required in connection with, or as a condition to, the execution, delivery or performance of this Agreement, the compliance with the terms and provisions of this Agreement or the consummation of any of the transactions contemplated by this Agreement.

                  (e) No Violations. It is not (i) in violation of its certificate of formation, certificate of incorporation, operating agreement, bylaws or other organizational documents (collectively, the "CHARTER DOCUMENTS"), (ii) in violation of any material federal, state, local or foreign statute, law or ordinance, or any judgment, decree, rule, regulation or order, including, without limitation, any applicable gaming laws, in each case including the rules and regulations promulgated thereunder (collectively, "APPLICABLE LAW") or (iii) in breach of or default under any material bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which it is a party or by which it or any of its property is bound (collectively, "APPLICABLE AGREEMENTS"), which violations, breaches or defaults could impair its ability to perform its obligations under this Agreement or could impair any of the transactions contemplated by this Agreement.

                  (f) No Conflicts. None of the execution, delivery or performance of this Agreement, the compliance with any of the terms and the provisions hereof or the consummation of any of the transactions contemplated hereby shall conflict with, violate, constitute a breach of or a default (with or without due notice or the passage of time or otherwise) under, result in the imposition of a lien on any assets or capital stock of or membership interests in any party, or give rise to any right of termination, amendment or cancellation or result in an acceleration of indebtedness under or pursuant to,
(i) the Charter Documents, (ii) any Applicable Agreement or (iii) any Applicable Law.

                  (g) No Proceedings. To its knowledge, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding (including, without limitation, any investigation or partial proceeding, such as a deposition), domestic or foreign, pending or, to the knowledge of any of the parties hereto, threatened either with respect to any of the parties hereto in connection with, or that seeks to restrain, enjoin, prevent or otherwise challenge, this Agreement or the consummation of the transactions contemplated by this Agreement.

         5. MISCELLANEOUS.

                  (a) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW


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YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK,
INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b). EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH PARTY IN ANY OTHER JURISDICTION.

                  (b) Successors. All agreements of the parties in this Agreement shall bind their respective successors.

                  (c) Counterparts. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  (d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. When a reference is made in this Agreement to a Section or paragraph, such reference shall mean a Section or paragraph of this Agreement unless otherwise indicated.

                  (e) Interpretation. The words "INCLUDE," "INCLUDES," and "INCLUDING" when used in this Agreement shall be deemed in each case to be followed by the words "WITHOUT LIMITATION." The phrases "THE DATE OF THIS AGREEMENT," "THE DATE HEREOF," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to December 6, 2001. The words "HEREOF," "HEREIN," "HEREWITH," "HEREBY" and "HEREUNDER" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.


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Unless the context otherwise requires, defined terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined.

                  (f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (g) Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the signatories hereto.

                  (h) Certain Understandings. Notwithstanding any of the foregoing provisions of this Agreement to the contrary, no provision of this Agreement shall be deemed a commitment by BDI or Majestic Star to make any contributions to the Company or Majestic Investor.

                  (i) Termination. This Agreement shall terminate on the Contribution Date, and following such termination, neither Majestic Star nor BDI shall have any obligation under this Agreement.

                            [signature page follows]


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                  IN WITNESS WHEREOF, the parties to this Agreement have
executed or caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                            MAJESTIC INVESTOR HOLDINGS, LLC

                                            By: /s/ Don H. Barden
                                                --------------------------------
                                                     Name: Don H. Barden
                                                     Title: Manager

                                            MAJESTIC INVESTOR, LLC

                                            By: /s/ Don H. Barden
                                                --------------------------------
                                                     Name: Don H. Barden
                                                     Title: Manager

                                            THE MAJESTIC STAR CASINO, LLC

                                            By: /s/ Don H. Barden
                                                --------------------------------
                                                     Name: Don H. Barden
                                                     Title: President and CEO

                                            BARDEN DEVELOPMENT, INC.

                                            By: /s/ Don H. Barden
                                                --------------------------------
                                                     Name: Don H. Barden
                                                     Title: President and CEO